                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                            TO THE HOLDERS OF:
BANK OF                          CORPORATE BOND-BACKED CERTIFICATES
  NEW                            Series 1998-CAT-1
  YORK                           Class A-1 Certificates
                                                    CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : SEPTEMBER 01, 2006

INTEREST ACCOUNT
Balance as of March 01, 2006                                                                                $0.00
      Scheduled Income received on securities...........................                              $989,405.00
      Unscheduled Income received on securities.........................                                    $0.00
      Interest Received on sale of securities...........................                                    $0.00
LESS:
      Distribution to Class A-1 Holders..................................        $986,405.00
      Trustee Fees.......................................................          $2,250.00
      Fees allocated for third party expenses............................            $750.00
Balance as of September 01, 2006                                                    Subtotal                $0.00


PRINCIPAL ACCOUNT
Balance as of March 01, 2006                                                                                $0.00
      Scheduled Principal payment received on securities.................                             $854,345.00
      Principal received on sale of securities...........................                                   $0.00
LESS:
      Distribution to Class A-1 Holders..................................      $854,345.00
      Distribution to Swap Counterparty..................................           $0.00
Balance as of September 01, 2006                                                  Subtotal                  $0.00
                                                                                   Balance                  $0.00

              UNDERLYING SECURITIES HELD AS OF: September 01, 2006
                          $50,000,000 7.375% Debentures
                                    ISSUED BY
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0